UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Excelerate Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41352	87-2878691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd. Level 6
The Woodlands, Texas		77381
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (832) 813-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 14, 2025, Excelerate Energy, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) to report that it completed the acquisition of the Jamaican operations of New Fortress Energy Inc. (“NFE Jamaica” and such acquisition, the “Acquisition”) on May 14, 2025 pursuant to the terms of the equity and asset purchase agreement, dated March 26, 2025, by and among Excelerate Energy Limited Partnership (“EELP”), a subsidiary of the Company, Atlantic Energy Holdings LLC, (“Seller”) and New Fortress Energy Inc. (together with Seller, the “NFE Parties”).

This Amendment No. 1 (this “Amendment”) amends the Original Form 8-K to include (i) the financial statements of NFE Jamaica required by Item 9.01(a) and (ii) the pro forma financial information of the Company required by Item 9.01(b). The Company had previously indicated in the Original Form 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of the NFE Parties’ Jamaican operations as of and for the fiscal year ended December 31, 2024 are attached as Exhibit 99.1 to this Amendment and incorporated by reference herein.

The unaudited financial statements of the NFE Parties’ Jamaican operations as of and for the three months ended March 31, 2025 are attached as Exhibit 99.2 to this Amendment and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2025 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2025 and the year ended December 31, 2024, giving effect to the Acquisition and the related financing transactions described therein, are filed as Exhibit 99.3 to this Amendment and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP, independent auditors for NFE Jamaica.
99.1	Audited combined financial statements of NFE Jamaica as of and for the year ended December 31, 2024.
99.2	Unaudited condensed combined financial statements of NFE Jamaica as of and for the three months ended March 31, 2025.
99.3	Unaudited pro forma combined financial statements of the Company as of and for the three months ended March 31, 2025 and for the year ended December, 31 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelerate Energy, Inc.

Date:	July 29, 2025	By:	/s/ Dana Armstrong
Dana Armstrong Executive Vice President and Chief Financial Officer (Principal Financial Officer)